Exhibit 99.2

FLEXIBLE & LIGHTWEIGHT SOLAR MODULES FOR THE NEXT BIG THING Victor Lee , President & CEO 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 1

In addition to historical information, this presentation contains forward – looking statements that are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward – looking statements . Please note that these forward - looking statements reflect our opinions only as of the date of this publication and we undertake no obligation to revise or publicly release the results of any revision to these forward - looking statements in light of new information or future events . Please refer to our SEC filings for a more detailed description of the risk factors that may affect our results . These documents are available at our website, www . AscentSolar . com , and at the SEC’s website, www . sec . gov . Safe Harbor Statement 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 2

Ascent Solar Technologies, Inc. (Nasdaq: ASTI) - Key Messages ▪ Leading provider of monolithically - integrated, flexible & ultra - lightweight thin - film solar modules for highly demanding applications ▪ Enabling reliable and mission - critical power in remote and extreme environments ▪ Revolutionary, Proprietary and Award - Winning Copper - Indium - Gallium - Selenium (CIGS) solar cells on plastic substrate 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 3 MADE IN USA

Focus on Premium Markets

Key Advantages: Lightweight, Flexible & Redundant Circuitry

Space & High-altitude Platforms (HAP)

- **Flexible, Paper-thin and Ultra-lightweight**
- High Powered (270V) Space Ready PV



Unmanned Aerial Vehicles (UAVs)

- **Ultra-lightweight**
- Silent Falcon™ UAV
- Custom packaging to function in extreme conditions



www.silentfalconuas.com

Defense & Emergency Management

- **Shatterproof, durable and bulletproof**
- Lightweight, flexible, non-glare, non-reflective finish




SEARCH
&
RESCUE

Off-grid Agrivoltaic & Lightweight Structures

- **Lightweight and durable**
- Reliable
- Highly mobile energy solution





Transportation

- **Durable in extreme conditions**
- Extends capabilities of electric vehicles (Evs)
- Power can offset/eliminate wasteful idling





Portable Power for Prosumer

- **Flexible, Compact & Lightweight**
- Durable, Reliable and USB Compatible Electronics


Ascent
XD12
USB SOLAR CHARGER





Ascent SOLAR

COPYRIGHT © 2022 Ascent Solar Technologies, Inc.
CONFIDENTIAL

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Attractive Market Segments Exhibiting High Growth

- **Markets where performance characteristics enable premium pricing**
- **Markets where other technologies are unable to meet performance requirements and/or unable to produce**
- **Average selling price (ASP) for premium markets may be as high as $100/Watt**
- **ASP for terrestrial markets must be under $1/Watt**


High ASP
Low ASP
Space/Near Space
Aerospace: High Altitude Airships, UAVs/Drones
Military/Defense, Emergency
Our Primary Markets
Other terrestrial applications
BIPV- Rooftops
Solar Farms
Off-Grid
Consumer
Low Performance Requirements
High Performance Requirements (lightweight, flexible, robust & resilient)

Ascent SOLAR
COPYRIGHT © 2022 Ascent Solar Technologies, Inc.
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Corporate History, Accolades & Certifications 1990………… 2006 Commercial production based on BAPV application 2010 2011 2012 - 2013 Paradigm shift to focus on specialty PV market & portable solar solutions 2007 - 2008 Headquarters & production facility established 100 Most Innovative Technologies by R&D 100 Magazine Voted 50 Best Inventions in the World by Time Magazine 2015 Awarded 100 Most Innovative Products (IT/Electronics Category) by R&D 100 Magazine 2014 Superlight PV module for Silent Falcon UAV integration 2009 ▪ Thin - film PV development begins at Martin Marietta Aerospace (MMA) in 1990 ▪ MMA team formed ITN Energy Systems (1992) to develop thin - film on polyimide ▪ Ascent Solar spun off from ITN Energy Systems (2005) 2016 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 6 2017 2018 Selected by NASA for MISSE - X project - launched on 11/17/18 Selected by JAXA for PowerSolarSail project to Jupiter 2019 2020 - 2022 Hyper - light PV module for Airship application NREL certification on cell & module efficiency of 14% & 11.4% Passed US Military Standard 810G Testing

Strategic Transformation In Progress 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 7 ▪ Paradigm Shift in Strategy and Business Model Capitalizing on Unmatched Technology ▪ Focus on high - value PV markets o Where customers prioritize functionality, durability and mission - criticality over cost per watt o High - value PV markets that do not compete with cheaper fossil fuel generated power o Pivot from commodity - based pricing to a value - based pricing - shifting from $X per watt to $Y per unit/solution ▪ Strategy and Business Model o Focused “Go - to - market” strategy o Developed cost - effective sales channels o Reduced CAPEX requirements o Achieve profitability without massive PV production increase

Go - To - Market Strategy Current Focus will Drive Higher Margins and Protect Market Share, while Longer Term Goals Focus on Increasing Wider Demand for Ascent’s Products Current Focus Long Term Expansion Premium markets where Ascent’s unique lightweight & flexible PV will provide highest margins and barriers to entry Ascent’s products are ideal for these markets and are leading the integration of solar products into airship, drone and defense markets As the premium markets mature, Ascent will broaden its target markets to include higher volume opportunities in transportation, off - grid and building integrated solutions Ascent will achieve better economies of scale and offer solutions with a unique advantage due to their lightweight, durable and flexible nature combined with high efficiency technology HIGHEST ASP LOWER ASP Transportation Military BIPV/BAPV Off - Grid APV UAVs/Drones Space Array Horizon II Horizon III 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 8 Airships

What Makes Ascent's PV Unique?



- **Ultra-lightweight**
  - ASTI panels weigh a small fraction of conventional c-Si panels
  - **Best Power-to-Weight Ratio (Specific Power) of any technology**
- **Highly Flexible**
  - Limitless applications compared to rigid based PV
  - **Allows for easy Roll-to-Roll fabrication → more efficient use of equipment and manufacturing floor space**



- **Durable & Shatter Proof** (MIL-STD-810G and IEC 61646 certified)
  - Inherent robust construction with redundant interconnects reducing failure points
  - **Can withstand high-powered rifle shots and still operate with bullet holes**
- **Customizable** (with Monolithic Integration)
  - Can be easily integrated into application specific manufacturing processes



- **Meaningful Output in Small Area**
  - Higher voltages economically achieved in smaller areas
- **CIGS Response Better in Overcast/Diffuse Light and Off-angle Conditions**

Ascent SOLAR
COPYRIGHT © 2022 Ascent Solar Technologies, Inc.
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Meaningful Voltage In Small Areas

- Comparison of Discrete Cells vs Monolithically-Integrated Modules



Technology: Polycrystalline Silicon
\# of Cells: 1
Voltage: Approximately 0.5 V
Requires several cells interconnected
Description: 15.6 cm x 15.6 cm
Fragile, Single Point Failure

Each "Cell" is an entire row across the short axis



Cells are connected in series up the long axis of the "Sub-Module"

Sub-Modules are connected and encapsulated into a final product or "Module"

Technology: AST Monolithically-Integrated CIGS
\# of Cells: 16
Voltage: Approximately 9.0 V
Can be directly connected to load
Description: 15 cm x 15 cm
Flexible, Redundant Circuitry

COPYRIGHT © 2022 Ascent Solar Technologies, Inc.
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Much Greater Tolerance To Damage ▪ ASTI’s modules are highly tolerant to damage due to our monolithically - integrated construction of the modules on plastic substrate and CIGS’s better response to diffuse light conditions - CIGS almost always operates when others STOP! 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 11

9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 12 Example of a Growing Premium Market The Race to Space – The Next Big Thing

Space & Near - space PV Market ▪ According to Morgan Stanley Research, the global space industry was valued at ~ $ 350 billion in 2016 , and is estimated to surge beyond $ 1 trillion by 2040 . ▪ Solar cells or PV system are the most reliable energy generation systems for aerospace applications and have been the primary power source for Earth - orbiting satellites . ▪ c - Si PV cell has been the incumbent technology . ▪ ASTI CIGS PV is emerging as one of the most promising candidates due to its performance characteristics : o Lightweight & Flexible o Customizable and Redundant Circuitry o Cost - effective manufacturing o Exceptional radiation resistance ▪ ASTI is uniquely positioned to be the leader of the next generation energy source for the space community and is poised to benefit from this mega trend of “The Race to Space” . 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 13

Space PV Application Challenges ▪ Weight is critical and even more so as the PV array often extends away from the spacecraft o Higher mass higher launch costs!!! o Array dynamics can complicate a mission and require additional fuel for station keeping ▪ Because c - Si cell is fragile, an underlying stiff structure is often needed to protect PV o Due to incremental weight of the stiff structure, high efficiency solar cells are often required o Even ’flexible’ arrays can have localized areas of stiffness to protect cells ▪ Radiation/charged particle sensitivity often requires a relatively thick cover - glass to protect c - Si cells, which often weighs more than the PV itself ▪ Thicker rigid PV panels require significant volume when folded/stowed during launch 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 14

ASTI's Value Proposition for Space/Near Space Environment

- **High Specific Power (Best in the industry)**
  - Best-in-class 572 W/kg at AM0 environment and weighs only 174 g/m2
  - Maximum power output at minimum weight → leading to much lower launch cost (> $10K/kg)

- **Ability to produce PV in larger sections → reduced part count compared to discrete cell technologies (non-monolithically integrated PV)**
  - All cell-to-cell interconnects are created during the ASTI fabrication process
  - Equates to much lower fabrication, assembly and QA/QC cost

- **Radiation-resistant CIGS PV**
  - Only requires a protective package to enhance thermal management and reduce moisture ingress
  - Demonstrated result with space-graded top coating material, retaining 92% power after 15 months of MISSE X experiment on International Space Station (ISS) launched on 11/17/2018

- **Reduced Harness Weight**
  - Reduced string current/Increased string voltage reduces wire gauge of the harness

- **Inherent redundant circuitry provides greater resistance to catastrophic failure due to micrometeorites**

Ascent SOLAR
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MISSE X Experiment Result Leading to Selection for Lightweight Integrated Solar Array and Transceiver (LISA - T) Project in 2023 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 16 Artist’s Rendition of LISA - T ASTI’s PV Array at Zero - G Deployment Experiment

Milestones & Achievements for Space & Near-space PV Market

- 2016 – Selected by JAXA (Japan Aerospace Exploration Agency) for Jupiter deployment demonstration on SolarPowerSail project
- 2017 – Delivered 1st of high-voltage superlight thin-film modules for high altitude aerospace application
- 2018 – Selected by German Aerospace Center (DLR) for further testing for deep space exploration
- **2018 – MISSE X experiment on International Space Station launched on 11/18/2018**
- **2021 – NASA published MISSE X experiment results → exceeded performance and power retention expectation (retained 92% of Beginning of Life power)**
- 2021 – NASA Technological Level Readiness (TLR) 6
- 2021 – Selected by NASA for LISA-T and Solar Cruiser flight experiments scheduled in 2023/4 → TLR 7
- 2022 – Selected by Momentus, Inc. to provide deployable PV array on upcoming Vigoride spacecraft mission scheduled for flight in 2023/4 → TLR 7-8
- 2022 – Delivered 4th major contracts for helium-filled high altitude platforms applications

German Aerospace Center

Ascent SOLAR
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Commercialization Strategy – ASTI Total Addressable Markets Space & Near - space - 1.0 MW - $20M TAM Transportation - 2,500 MW - $7.5B TAM High Altitude Platforms - 39 MW - $390M TAM Drones & UAS - 25 MW - $7M TAM Off - grid APV - 500,000 MW - $75B Sources: BIPV estimates according to GBI Research: Thin - Film Photovoltaic (PV) Cells Market Analysis to 2020. Ascent Solar internal estimates. Defense & Emergency Mgmt - 2500 MW - $31.25B TAM Targeted Consumer - 550 MW - $6.6B TAM 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 18

Investment Highlights Summary Groundbreaking Flexible CIGS Technology Patented Proprietary Technology with solid IP Portfolio Deep and Experienced Management Team Highly Customizable Production Capabilities Proven Modular and Scalable Manufacturing Process Capital Efficient Business Model Tremendous Addressable Market Strong Technology Roadmap to Increasing Efficiency First Commercially Produced CIGS PV Product on Plastic Strong Customer Traction in Premium Markets 9/12/2022 COPYRIGHT © 2022 Ascent Solar Technologies, Inc. CONFIDENTIAL 19